UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

David K. Mossman

BNY Mellon Wealth Management

One Mellon Center

Pittsburgh, PA 15258

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO INVESTORS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2014 (unaudited)
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$59,373,027	$85,554,876	16.6%
Growth	103,128,334	118,137,651	22.9%
Value	120,888,837	154,810,892	29.9%
Other	93,820,304	118,531,752	22.9%

Total Investment Funds	$377,210,502	$477,035,171	92.3%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2014 (unaudited)
Investment Funds - United States	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Espalier Global Partners, L.P.	$21,799,740	$23,732,592	4.6%	Quarterly †	30
Glenview Institutional Partners, L.P.	19,254,134	37,751,842	7.3%	Quarterly †	45
SRS Partners, Ltd.	18,319,153	24,070,442	4.7%	Quarterly (a)	60

	59,373,027	85,554,876	16.6%

Growth
CCI Healthcare Partners, L.P.	23,000,000	24,826,352	4.8%	Monthly †	30
Coatue Offshore Fund, Ltd.	20,000,000	20,767,191	4.0%	Monthly †	45
Conatus Capital Overseas, Ltd.	19,564,649	23,133,334	4.5%	Quarterly †	65
Criterion Horizons Fund II, L.P.	23,000,000	25,369,291	4.9%	Monthly †	45
Miura Global Partners II, L.P.	17,563,685	24,041,483	4.7%	Monthly †	60

	103,128,334	118,137,651	22.9%

Value
Amici Qualified Associates, L.P.	7,569,691	11,647,876	2.3%	Quarterly †	45
Bay II Resource Partners, L.P.	13,198,452	26,004,140	5.0%	Quarterly †	45
East Side Capital Offshore, Ltd.	16,473,818	21,844,754	4.2%	Monthly (b)	30
Lafayette Street Fund II, L.P.	15,000,000	13,669,964	2.6%	Monthly (c)	45
Long Pond Capital, Q.P. Fund, LP	15,000,000	15,514,666	3.0%	Quarterly (d)	60
SEG Partners II, L.P.	16,108,250	23,868,290	4.6%	Quarterly †	45
Southpoint Qualified Fund, L.P.	17,538,626	21,848,260	4.2%	Quarterly (e)	60
Tiger Eye Partners, L.P.	20,000,000	20,412,942	4.0%	Quarterly (f)	60

	120,888,837	154,810,892	29.9%

Other
International
Calypso Capital SPV, LLC	70,304	40,949	0.0%	††
Discovery Global Opportunity Fund, Ltd.	25,000,000	30,035,182	5.8%	Semi-Annually †	60
LAE Fund L.P.	15,000,000	13,944,958	2.7%	Quarterly †	60
OCCO Eastern European Fund	15,000,000	15,337,256	3.0%	Monthly †	30
Event-Driven
JANA Nirvana Fund, L.P.	23,000,000	33,059,358	6.4%	Quarterly †	60
Pershing Square, L.P.	15,750,000	26,114,049	5.0%	Quarterly (g)	65

	93,820,304	118,531,752	22.9%

Total Investment Funds	377,210,502	477,035,171	92.3%

Affiliated Investment
Dreyfus Institutional Reserves
Treasury Prime Fund	5,708,447	5,708,447	1.1%	Daily (h)

Total Investments	$382,918,949	482,743,618	93.4%

Other Assets in Excess of Liabilities		34,037,281	6.6%

Total Net Assets		$516,780,899	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2014 (unaudited)

(a)	50% of this investment is subject to a 25% gate per quarter. Additionally, up to 33% of the remaining 50% of the investment may be redeemed during any 12 month period, essentially creating a gate that would require a minimum of 8 quarters to fully withdraw.

(b)	Investment has a 2 year soft lock-up period with a 4% early withdrawal fee during the first year and a 2% early withdrawal fee during the second year. $15 million was invested on 11/1/12 and an additional $5 million was invested on 9/1/13.

(c)	Investment has a 1 year soft lockup period with a 2% early withdrawal fee. $10 million was invested on 1/1/14 and an additional $5 million was invested on 3/1/14.

(d)	Up to 1/4 of the investment amount can be redeemed each quarter, essentially creating a gate that would require a minimum of four quarters to fully withdraw.

(e)	75% of this investment may be subject to a gate.

(f)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $20 million was invested on 4/1/14.

(g)	Up to 1/8 of the investment amount can be redeemed each quarter, essentially creating a gate that would require a minimum of eight quarters to fully withdraw. In addition, the investment may be subject to a gate if more than 20% of the net asset value of Pershing Square, L.P. is redeemed on the redemption date.

(h)	Investment in affiliated money market mutual fund. The 7-day yield at 9/30/14 was 0.00%.

†	The investment amount has no lock-up or other redemption restrictions.

††	Illiquid investment. The investment is expected to liquidate over the next one to five years.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2014 (unaudited)

Assets
Investments in funds, at value (Cost $377,210,502) (Note 2A)		$477,035,171
Investments in affiliated issuer, at value (Cost $5,708,447) (Note 2E)		5,708,447
Receivable for investments sold		31,414,653
Advance investments in funds, at value (Note 4)		6,000,000
Prepaid expenses		41,655

Total assets		520,199,926

Liabilities
Accrued investment advisory fees (Note 3)	$1,303,761
Proceeds from sale of Units received in advance	1,155,000
Payable for repurchase of Units (Note 8)	456,359
Accrued professional fees	266,121
Accrued accounting and administration fees	90,013
Accrued Directors’ fees (Note 3)	23,242
Accrued custody fees (Note 3)	4,222
Other accrued expenses and other liabilities	120,309

Total liabilities		3,419,027

Net Assets		$516,780,899

Composition of Net Assets
Paid-in capital		$393,675,968
Accumulated undistributed investment income (loss) - net		(15,556,207)
Accumulated net realized gain (loss) on investments		38,836,469
Accumulated net unrealized appreciation (depreciation) on investments		99,824,669

Net Assets		$516,780,899

Net Asset Value per Unit	$105.04
Number of Units Outstanding (unlimited number of units authorized)	4,919,967

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the Six Months ended September 30, 2014 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$3

Expenses
Investment advisory fee (Note 3)	$3,922,329
Accounting, administration and investor services fees	247,853
Audit and tax service fees	132,250
Directors’ fees (Note 3)	87,585
Insurance	86,453
Legal fees	73,607
Miscellaneous	52,234
Custody fees (Note 3)	8,979

Total expenses		4,611,290

Net investment loss		(4,611,287)

Realized and Unrealized Gain (Loss)
Net realized gain on investments sold	13,430,608
Net change in unrealized depreciation on investments	(5,762,706)

Net realized and unrealized gain (loss)		7,667,902

Net Increase in Net Assets Derived from Investment Operations		$3,056,615

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2014 (unaudited)	For the Year Ended March 31, 2014
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(4,611,287)	$(9,105,735)
Net realized gain on investments sold	13,430,608	40,429,952
Net change in unrealized depreciation on investments	(5,762,706)	18,755,603

Net Increase in Net Assets Derived from Investment Operations	3,056,615	50,079,820

Dividends and Distributions from:
Realized Capital Gains	—	(17,732,766)

Capital Transactions
Proceeds from sale of Units	7,053,920	21,931,530
Reinvestment of Dividends and Distributions	—	15,933,982
Repurchase of Units	(14,464,907)	(49,589,720)

Net Decrease in Net Assets Derived from Capital Transactions	(7,410,987)	(11,724,208)

Total Increase (Decrease) in Net Assets	(4,354,372)	20,622,846

Net Assets
At beginning of period	521,135,271	500,512,425

At end of period	$516,780,899	$521,135,271

Accumulated undistributed investment income (loss) - net	$(15,556,207)	$(10,944,920)

Change in Units Outstanding
Units outstanding, at beginning of period	4,988,303	5,106,029
Units sold	67,535	215,863
Reinvestments of Dividends and Distributions	—	153,014
Units repurchased	(135,871)	(486,603)

Units outstanding, at end of period	4,919,967	4,988,303

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Six Months Ended September 30, 2014 (unaudited)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010
Total Return	0.54	%(1)	10.29%	6.74%	(4.03%)	4.04%	8.98%
Ratios to Average Net Assets:
Expenses (2)	1.77	%(3)	1.79%	1.76%	1.78%	1.76%	1.73%
Net Investment loss	(1.77	%)(3)	(1.79%)	(1.76%)	(1.78%)	(1.75%)	(1.71%)
Portfolio Turnover Rate	9	%(1)	20%	24%	18%	26%	23%
Net Assets, End of Period (000’s omitted)	$516,781		$521,135	$500,512	$497,195	$505,589	$533,850

(1)	Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.
(3)	Annualized.

For a Unit Outstanding	For the Six Months Ended September 30, 2014 (unaudited)	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	January 1, 2011 through March 31, 2011(a)
Net asset value per Unit, beginning of period	$104.47	$98.02	$93.68	$101.28	$100.00
Income (loss) from investment operations
Net investment income (loss)*	(0.93)	(1.82)	(1.64)	(1.70)	1.28
Net realized and unrealized gain (loss)	1.50	11.82	7.79	(2.57)	—

Total from investment operations	0.57	10.00	6.15	(4.27)	1.28

Dividends and Distributions
Realized capital gains	—	(3.55)	(1.81)	(3.33)	—

Total dividends and distributions	—	(3.55)	(1.81)	(3.33)	—

Net asset value per Unit, end of period	$105.04	$104.47	$98.02	$93.68	$101.28

(a)	Effective January 1, 2011, the Fund unitized the capital accounts of Members. See Note 1.
*	Per unit data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the Six Months ended September 30, 2014 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets derived from investment operations	$3,056,615
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(46,000,000)
Proceeds from sale of long-term investments	50,554,731
Net sales of short-term investments	10,549,401
Net realized gain on investments sold	(13,430,608)
Net change in unrealized depreciation on investments	5,762,706
Increase in advance investments in funds	19,000,000
Decrease in receivable for investments sold	(19,556,906)
Decrease in prepaid expenses	44,797
Decrease in accrued investment advisory fees	(13,270)
Decrease in accrued professional fees	(17,513)
Decrease in accrued accounting and administration fees	(18,533)
Increase in accrued Directors’ fees	11,869
Increase in accrued custody fees	1,952
Increase in other accrued expenses and other liabilities	28,943

Net cash provided by operating activities	9,974,184

Cash Flows from Financing Activities
Proceeds from sale of Units	6,056,960
Repurchase of Units	(16,031,144)

Net cash used in financing activities	(9,974,184)

Net change in cash	—

Cash at beginning of period	—

Cash at end of period	$—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including growth, value, opportunistic and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, international (including emerging markets) and event-driven strategies.

The amount of the Fund’s assets that are allocated to each of growth, value, opportunities and other strategies are expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will depend on the Adviser’s assessment of prevailing market and economic conditions and expectations regarding the performance of the investment strategies and portfolio managers. In addition, the portion of the Fund’s assets invested in each strategy will vary over time due to, among other factors, market conditions, changes in the value of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, limited capacity opportunities at Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the six-months ended September 30, 2014:

Growth: The growth approach to long/short equity investing seeks to take long positions in companies with strong growth potential, while shorting companies that lack growth prospects. The investment process primarily focuses on identifying companies which are experiencing or expecting to experience high levels of growth in earnings, profitability, sales, or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager determines to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers tend to take long positions in companies that are currently out of favor.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(1) Organization (continued):

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Opportunistic managers vary their investment process depending on the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Event-Driven: Event-driven strategies include, but are not limited to, mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks, and other corporate events that are generally associated with substantial market price changes. It also includes activist managers. Activist managers generally rely on corporate governance changes to unlock value. They often take a public stance on their investments, openly confronting senior management and boards of directors to effect change and unlock value.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 17% interest in the Sub-Investment Adviser.

The Sub-Investment Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment process and organization, and may conduct interviews with references and industry sources to complete its determination. The Adviser utilizes the results of the Sub-Investment Adviser’s analysis in selecting Investment Funds.

SEI Global Services, Inc. provides accounting and administrative services for the Fund.

Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units in the Fund by investors (“Members”) may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of the Revenue Code of 1986, as amended (the “Code”).

At a quarterly meeting of the Board held on December 13-14, 2010, the Board authorized the unitization of the capital accounts of Members, as of January 1, 2011. A total of 5,339,778 Units were issued at an initial price of $100 per Unit.

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(1) Organization (continued):

Units are not redeemable. The Fund from time to time may offer to repurchase Units from Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s offering documents, a Member shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments have been valued at the net asset value as reported by the Investment Funds, without adjustment. The net asset value reported by the Investment Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in significantly different redemptions terms, as well as a lower or higher net asset value, than those reported for such Investment Funds. The Fund has considered this use of unobservable inputs, among other factors, to categorize its Investment Fund investments within Level 3 of the fair value hierarchy.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Board may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. These investments are categorized within Level 3 of the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investment Funds	$—	$—	$477,035,171	$477,035,171
Affiliated Investment	5,708,447	—	—	5,708,447

Total Investments in Securities	$5,708,447	$—	$477,035,171	$482,743,618

Investments have been disclosed by strategy or sector, as applicable, in the Consolidated Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of March 31, 2014	Realized gains (losses)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in and/or out of Level 3	Balance as of September 30, 2014
Investment Funds
Opportunistic	$124,105,978	$9,500,784	$(9,206,278)	$—	$(38,845,608)	$—	$85,554,876
Growth	105,943,189	—	1,194,462	11,000,000	—	—	118,137,651
Value	140,831,242	2,709,186	(724,068)	20,000,000	(8,005,468)	—	154,810,892
Other	103,041,591	1,220,638	2,973,178	15,000,000	(3,703,655)	—	118,531,752

Total	$473,922,000	$13,430,608	$(5,762,706)	$46,000,000	$(50,554,731)	$—	$477,035,171

For the six-months ended September 30, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

For the six-months ended September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The change in net unrealized appreciation on investments still held as of September 30, 2014 was $112,402 and is included in the net change in unrealized appreciation on investments in the Consolidated Statement of Operations.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; auditing fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC, if such qualification is in the best interest of its Members, by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalty will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalty. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last two tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long- term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2014 was as follows: long-term capital gains $17,732,766.

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the Investment Funds on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2014 are noted below.

Federal tax cost of investments	$382,918,949

Gross unrealized appreciation	102,239,102
Gross unrealized depreciation	(2,414,433)

Net unrealized appreciation	$99,824,669

E. Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At September 30, 2014, the Fund had $5,708,447 invested in Dreyfus Institutional Reserves Treasury Prime Fund, an affiliated institutional money market fund, including $454,755 of segregated assets, which represents approximately 3% of the value of the Units repurchased effective June 30, 2014. See Note 8.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, based on the net assets at the end of each month (the “Investment Advisory Fee”), which is computed at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $3,922,329 for the six-months ended September 30, 2014.

The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $8,979 for the six-months ended September 30, 2014.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson receive an additional $5,000 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.

The Directors do not receive any pension or retirement benefits from the Fund.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(4) Investment Transactions:

During the six-months ended September 30, 2014, the Fund had aggregate contributions of capital to and withdrawals of capital from investments of $46,000,000 and $50,554,731, respectively.

On September 30, 2014, the Fund made an advance of $6,000,000 to Bay II Resource Partners, L.P., representing a contribution of capital in such Investment Funds to be made October 1, 2014.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of the Fund’s interest in each Investment Fund, as reported by the Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having hard lock-up provisions. Certain Investment Funds provide for early withdrawals or redemptions, subject to approval, and in connection therewith may charge penalties of 2.0% to 5.0% of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of Members to redeem their interests or withdraw their capital in the Fund.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. To facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that required the approval of security holders of the Investment Fund, possibly including matters that may be adverse to the Fund’s and its Members’ interests.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2014 (unaudited)

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchase activity for the six-months ended September 30, 2014:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Value of Units Repurchased
June 30, 2014	April 3, 2014	April 30, 2014	$14,464,907

The Fund initially paid approximately 97% of the estimated value of the repurchased Units of Members within one month after the value of the Units to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2015.

(9) Subsequent Events:

On September 26, 2014, the Fund offered to repurchase up to $50,000,000 in Units from Members at their estimated net asset value as of December 31, 2014. The offer expired by its terms on October 24, 2014. The Fund received and accepted pursuant to this offer, repurchase requests for Units with an estimated value of $33,156,352. Pursuant to the terms of the repurchase offer, the Fund will initially pay out $32,456,485 by January 31, 2015. The remaining amount will be paid out during June 2015.

During the months of October 2014 through November 30, 2014, the Fund received additional contributions from Members of $2,310,000.

Directors and Officers (Unaudited)

The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the six months ended September 30, 2014. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

Independent Directors

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (six months ended September 30, 2014)
Robert Bowen (77), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term – Indefinite Length – Since December 2008	Retired; Board Member, Friends of Foster Children (2013-present); formerly Executive Vice President, Callan Associates	1	None	$11,250

Robert J. Dwyer (70), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$11,250

Carla Diane Hunter (60), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term – Indefinite Length – Since December 2008	Chief Executive Officer and Chief Investment Officer, Weizmann Global Endowment Trust, 2002-present	1	None	$13,750

Arthur Williams III (73), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1941	Term – Indefinite Length – Since December 2008	Retired; former President and Chief Investment Officer, 1994-2011 and former Chairman, 2011-2012, Pine Grove Associates, Inc.	1	None	$11,250

Rodney S. Yanker (55), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term – Indefinite Length – Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, 2004-present	1	None	$11,250

Interested Director

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (six months ended September 30, 2014)
Newton P.S. Merrill (74), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term – Indefinite Length – Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, Inc.	1	None	$13,750

Principal Officers Who Are Not Directors

Name (Age), Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David K. Mossman (61) BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258 1952	President and Chief Executive Officer	Term – Indefinite Length – Since December 2008	Senior Vice President and Director, Investment Administration, BNY Mellon Wealth Management (since 1982)

Jennifer L. Carnes (43) BNY Mellon Asset Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Vice President, Treasurer and Chief Financial Officer	Term – Indefinite Length – Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

G. Robert Bristow (58) Chief Compliance Officer c/o BNY Mellon Wealth Management One Boston Place, Boston, MA 02108 1956	Chief Compliance Officer	Term – Indefinite Length – Since September 2014	Managing Director, BNY Mellon Wealth Management Group Compliance (since 2014); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2014); formerly Chief Compliance Officer, Ascensus Investment Advisors, LLC, Ascensus Broker Dealer Services, Inc. and Upromise Investments Recordkeeping Services LLC (2011-2014)

Peter M. Sullivan (46) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term – Indefinite Length – Since February 2009	Managing Counsel – Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Ridgway H. Powell (50) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term – Indefinite Length – Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (37) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term – Indefinite Length – Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this semi-annual filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the person(s) employed by Mellon Hedge Advisors, LLC, the Registrant’s investment adviser (the “Adviser”) who are primarily responsible for the day-to-day management of the Registrant’s portfolio by virtue of their membership on the Adviser’s investment committee (the “Investment Committee”) that has been added to the Investment Committee since the Fund’s most recent annual report on Form N-CSR. All information provided in the table is as of the date of this filing. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

Name	Title, Length of Service and Business Experience in Last Five Years
Patrick T. Crowe	Managing Director (since 2003), National Director of Investment Analytics Advisory and Solutions (since 2014), Regional Managing Director II (2008-2014), Head of Personal Asset Management (2005-2007) Director of Equity Research (2003-2005) and Vice President ( 1993-2002), BNY Mellon Wealth Management Group.

(a)(2)(i)-(iii) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

The table below indicates for each member of the Investment Committee of the Adviser that has been added since the Fund’s most recent annual report on Form N-CSR information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Name	Other Accounts Managed the Portfolio Managers
Patrick T. Crowe	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

(a)(3) COMPENSATION OF PORTFOLIO MANAGERS:

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm’s financial performance.

Compensation of the Adviser’s Portfolio Managers.

The Adviser has no employees of its own. All members of the Adviser’s Investment Committee are employed and compensated by affiliates of The Bank of New York Mellon Corporation (“BNY Mellon”). Compensation arrangements of these investment professionals are determined on the basis of the investment professional’s overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser’s Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser’s Investment Committee may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

1.	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

2	Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon’s Wealth Management division. In the case of all members of the Investment Committee, the size of an individual’s participation in such bonus pool is determined by reference to: (i) the person’s base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

3.	Stock Awards. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.

(a)(4)(a) FUND OWNERSHIP BY PORTFOLIO MANAGERS:

The following table indicates as of September 30, 2014, the value, within the indicated range, of shares in the Registrant beneficially owned by member(s) of the Adviser’s Investment Committee that has been added since the Fund’s most recent annual report on Form N-CSR in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

Adviser’s Portfolio Manager Name	Ownership
Patrick T. Crowe	A

(b)	Since the Fund’s most recent Form N-CSR filing, there have been the following changes to the Advisers’s Investment Committee: (1) Steven Reiff is no longer a member and (2) Patrick T. Crowe has been added as a member.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: December 4, 2014

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: December 4, 2014